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                                                                   EXHIBIT 10(c)

                               DECHERT PRICE & RHOADS
                               1775 Eye Street, N.W.
                               Washington, D.C. 20006


                                                  April 17, 1998

FBR Family of Funds
Potomac Tower
1001 Nineteenth Street North
Arlington, VA  22209

Dear Sirs:

          In connection with the registration under the Securities Act of 1933 of an indefinite number of Class A, Class B and Class C shares (the "Shares") of each of the FBR Financial Services Fund, FBR Small Cap Financial Fund and FBR Small Cap Value Fund (the "Funds"), each a series of the FBR Family of Funds (the "Company"), we have examined such matters as we have deemed necessary, and we are of the opinion that, as permitted by its Trust Instrument, and assuming that the Company or its agent receives consideration for such Shares in accordance with the provisions of its Trust Instrument, the Shares will be legally and validly issued, will be fully paid, and will be non-assessable by the Company.

          We hereby consent to the use of this opinion as an exhibit to the Company's Registration Statement on Form N-1A filed with the Securities and Exchange Commission (File No. 333-05675) for the registration under the Securities Act of 1933 of an indefinite number of the Funds' Shares, and to the use of our name in the prospectus and statement of additional information contained therein, and any amendments thereto.


                                             Very truly yours,

                                             Dechert Price & Rhoads